Exhibit 10.32

Execution Copy

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

EXCLUSIVE LICENSE AND RESEARCH COLLABORATION AGREEMENT

between

IDENIX PHARMACEUTICALS, INC.

and

METABASIS THERAPEUTICS, INC.

EXCLUSIVE LICENSE AND RESEARCH COLLABORATION AGREEMENT

THIS EXCLUSIVE LICENSE AND RESEARCH COLLABORATION AGREEMENT (the “Agreement”) is entered into as of October 24, 2006 (the “Effective Date”) by and between IDENIX PHARMACEUTICALS, INC., a Delaware corporation (“Idenix”), having an address of 60 Hampshire Street, Cambridge, Massachusetts 02139, and METABASIS THERAPEUTICS, INC., a Delaware corporation (“Metabasis”), having an address of 11119 North Torrey Pines Road, La Jolla, California 92037.  In this Agreement, Idenix and Metabasis are each referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Metabasis has developed Metabasis Technology (as hereinafter defined) for the discovery and optimization of liver targeted compounds and Idenix owns Idenix Nucleosides (as hereinafter defined);

WHEREAS, Idenix and Metabasis desire to enter into a business relationship to identify and develop the Collaboration Compounds (as hereinafter defined) and sell Products upon the terms and conditions set forth herein; and

WHEREAS, Idenix desires to obtain licenses under Metabasis Technology and Metabasis’ interest in Collaboration Technology and Joint Technology (as each such term is hereinafter defined) to develop and commercialize Products in the Field (as hereinafter defined), and Metabasis desires to grant such licenses, in each case upon the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.                                      DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below. References to “Articles”, “Sections” and “subsections” in this Agreement shall be to Articles, Sections and subsections respectively, of this Agreement unless otherwise specifically provided:

1.1          [***] shall have the meaning provided in Section 12.6(a).

1.2          “Affiliate” shall mean any company or entity controlled by, controlling, or under common control with a Party.  For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Party means (a) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast more than fifty percent (50%) of the votes in the election of directors or (ii) in the case of a non-corporate entity, direct or indirect ownership of more than fifty percent (50%) of the voting securities with the power to direct the management and policies of such entity.

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1.3          “Collaboration Compound” shall mean a chemical entity that is synthesized solely by a Party or jointly by the Parties (or on behalf of a Party or the Parties) in the course of the Research Program during the Research Term that [***].

1.4          “Collaboration Know-How” shall mean any Information or Invention, to the extent directed  to a Collaboration Compound or a method of making or using a Collaboration Compound, generated or conceived solely by a Party (or on its behalf) or jointly by the Parties (or on their behalf) in the course of the Research Program during the Research Term.

1.5          “Collaboration Patents” shall mean Patents first filed after the Effective Date with claims or portions thereof, to the extent that they describe or claim a Collaboration Compound or a method of making or using a Collaboration Compound, where such Invention is conceived solely by a Party (or on its behalf) or jointly by the Parties (or on their behalf) in the course of the Research Program during the Research Term; provided that any Patent with the same disclosure as an Idenix Patent described in Section 1.22(a) or a Metabasis Patent described in Section 1.38(a), such as a renewal, division, continuation (in whole), or request for continued examination (RCE), reissue, reexamination or the like, will be included in Section 1.22(a) or Section 1.38(a), as applicable, rather than this Section 1.5.

1.6          “Collaboration Technology” shall mean Collaboration Know-How and Collaboration Patents.

1.7          “Combination Therapy” shall mean a fixed dose product containing more than one (1) active pharmaceutical ingredient.  [***]

1.8          “Committee” shall mean the joint research committee established to facilitate the Research Program as more fully described in Section 2.1.

1.9          “Confidential Information” shall have the meaning given such term in Section 7.1.

1.10        “Confidentiality Agreement” shall mean the confidentiality agreement, dated March 29, 2006, by and between the Parties.

1.11        “Control” shall mean, with respect to any Information, Patent or other intellectual property right, possession by a Party of the ability (whether by ownership, license or otherwise) to grant access, a license or a sublicense to such Information or intellectual property right without violating the terms of any agreement or other arrangement with any Third Party (before taking into account the effect of any licenses granted by such Party to the other Party under this Agreement but after taking into account the effect of Section 9.1(a)).  For the avoidance of doubt, any Information, Patent or other intellectual property right that a Party licenses under this Agreement to the other Party shall not be deemed to be under the “Control” of such other Party.

1.12        “Development Candidate” shall have the meaning provided in Section 4.1.

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1.13        “Failed Development Candidate” shall have the meaning provided in Section 5.4.

1.14        “Field” shall mean the treatment of chronic hepatitis C viral infections in humans.

1.15        “First Commercial Sale” shall mean, with respect to any Product, the first sale in a country after the governing health regulatory authority of such country has granted Regulatory Approval.  For purposes of clarification, the first sale for end use or consumption of a Product in a country after conditional approval has been granted will constitute a First Commercial Sale for purposes of this Agreement.

1.16        “FTE” shall mean the equivalent of a full-time scientist’s work time over a [***] (including normal vacations, sick days and holidays).

1.17        “HepDirect Technology” shall mean (a) (i) any and all [***] and/or (ii) any method of making or using any of the foregoing (this clause (a), “HepDirect Base Technology”); which (b) [***].

1.18        “Idenix Core Patent” shall mean any Patent listed in Exhibit A.

1.19        “Idenix Indemnitee” shall have the meaning provided in Section 11.2.

1.20        “Idenix Know-How” shall mean any (a) Information or Invention, to the extent directed to any Idenix Nucleoside or Collaboration Compound or a method of making or using an Idenix Nucleoside or Collaboration Compound, that is Controlled by Idenix as of the Effective Date, (b) Information or Invention, to the extent directed to any Idenix Nucleoside or a method of making or using an Idenix Nucleoside, that first becomes Controlled by Idenix during the Research Term, and (c) Information or Invention, to the extent directed to a Collaboration Compound or a method of making or using a Collaboration Compound, that first becomes Controlled by Idenix after the Research Term but prior to the First Commercial Sale of any Product that contains such Collaboration Compound.  Notwithstanding the foregoing, subsection (b) does not include any Information or Invention to the extent directed to a Collaboration Compound or a method of making or using a Collaboration Compound.  For purposes of clarity, Idenix Know-How does not include Metabasis Know-How.

1.21        “Idenix Nucleoside” shall mean either of the [***] nucleosides, the [***] is specifically identified on Schedule I to the Research Plan as of the Effective Date and [***] shall be specified by Idenix in writing to Metabasis within [***] after the Effective Date, subject to written approval by Metabasis, not to be unreasonably withheld or delayed, and Schedule I to the Research Plan shall be automatically amended to include [***].

1.22        “Idenix Patents” shall mean (a) Patents with claims or portions thereof, to the extent directed to any Invention that is an Idenix Nucleoside or Collaboration Compound or a

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method of making or using an Idenix Nucleoside or Collaboration Compound, where such Patents are Controlled by Idenix as of the Effective Date, (b) Patents with claims or portions thereof, to the extent directed to any Invention that is an Idenix Nucleoside or a method of making or using an Idenix Nucleoside, where such Invention first becomes Controlled by Idenix during the Research Term (provided that any such Patent with the same disclosure as a Patent described in subsection (a), such as a renewal, division, continuation (in whole), or request for continued examination (RCE), reissue, reexamination or the like, will be included in subsection (a) rather than subsection (b)) and (c) Patents with claims or portions thereof, to the extent directed to any Invention that is a Collaboration Compound or a method of making or using a Collaboration Compound, where such Invention first becomes Controlled by Idenix after the Research Term but prior to the First Commercial Sale of any Product that contains such Collaboration Compound.  Notwithstanding the foregoing, subsection (b), does not include any claims of such Patents or portions thereof to the extent directed to any such Invention that is a Collaboration Compound or a method of making or using a Collaboration Compound.  For purposes of clarity, Idenix Patents do not include Metabasis Patents.  The Idenix Patents existing on the Effective Date are listed on Exhibit C.

1.23        “Idenix Technology” shall mean the Idenix Know-How and Idenix Patents.

1.24        “IND” shall mean an Investigational New Drug application, Clinical Study Application, Clinical Trial Exemption, or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.25        “Information” shall mean all tangible and intangible (a) techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, processes of manufacture, intermediates, dosing regimens, formulations, knowledge, know-how, skill, experience, test data and results (including pharmacological, toxicological and preclinical and clinical test data and results), analytical and quality control data, results or descriptions, software and algorithms and (b) compositions of matter, cells, cell lines, assays, animal models and physical, biological or chemical material.

1.26        “Invention” shall mean any invention, conception, actual reduction to practice, constructive reduction to practice, process, method, use, composition of matter, article of manufacture, discovery or finding, whether or not patentable.

1.27        “Joint Invention” shall mean any Invention conceived jointly by the Parties (or on their behalf) in the course of the Research Program during the Research Term; but excluding, in each case, Collaboration Technology, Idenix Technology and Metabasis Technology.

1.28        “Joint Patents” shall mean Patents claiming any Joint Invention.

1.29        “Joint Patent Counsel” shall have the meaning provided in Section 9.2(d)(i).

1.30        “Joint Technology” shall mean Joint Inventions and Joint Patents.

1.31        “Losses” shall have the meaning provided in Section 11.1.

1.32        “Major European Market” shall mean: (a) any [***] of the following countries: [***]; or (b) [***].

1.33        “Major Market” shall mean the [***].

1.34        “Materials” shall have the meaning provided in Section 3.8.

1.35        “Metabasis Core Patents” shall mean any Patent listed in Exhibit B.

1.36        “Metabasis Indemnitee” shall have the meaning provided in Section 11.1.

1.37        “Metabasis Know-How” shall mean any (a) Information or Invention, to the extent directed to HepDirect Technology or Collaboration Compound or a method of making or using HepDirect Technology or a Collaboration Compound, that is Controlled by Metabasis as of the Effective Date and (b) Information or Invention, to the extent directed to HepDirect Technology or a method of making or using HepDirect Technology, that first becomes Controlled by Metabasis during the Research Term.  Notwithstanding the foregoing, subsection (b) does not include any Information or Invention to the extent directed to a Collaboration Compound or a method of making or using a Collaboration Compound.  For purposes of clarity, Metabasis Know-How does not include Idenix Know-How.

1.38        “Metabasis Patents” shall mean (a) Patents with claims or portions thereof, to the extent directed to any Invention that is HepDirect Technology or Collaboration Compound or a method of making or using HepDirect Technology or a Collaboration Compound, where such Patents are Controlled by Metabasis as of the Effective Date, and (b) Patents with claims or portions thereof, to the extent directed to any Invention that is HepDirect Technology or a method of making or using HepDirect Technology, where such Invention first becomes Controlled by Metabasis during the Research Term (provided that any such Patent with the same disclosure as a Patent described in subsection (a), such as a renewal, division, continuation (in whole), or request for continued examination (RCE), reissue, reexamination or the like, will be included in subsection (a) rather than subsection (b)).  Notwithstanding the foregoing, subsection (b) does not include any claims of such Patents or portions thereof to the extent directed to any such Invention that is a Collaboration Compound or a method of making or using a Collaboration Compound.  For purposes of clarity, Metabasis Patents do not include Idenix Patents.  The Metabasis Patents existing on the Effective Date are listed on Exhibit D.

1.39        “Metabasis Technology” shall mean the Metabasis Know-How and Metabasis Patents.

1.40        “NDA” shall mean a New Drug Application (as more fully defined in 21 C.F.R. 314.5 et seq.) and all amendments and supplements thereto filed with the FDA, or the equivalent application filed with any equivalent agency or governmental authority outside the United States of America (including any supra-national agency such as in the European Union), including all documents, data, and other information concerning a pharmaceutical product which are necessary for gaining Regulatory Approval to market and sell such pharmaceutical product.

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1.41        “Net Sales” shall mean, with respect to any Product, the gross invoiced sales price of such Product by Idenix and Sublicensees to Third Parties which are not Sublicensees (provided that, if any Sublicensee is the end user of such Product, the amount included in Net Sales shall be deemed to be the amount that would be billed to a Third Party end user in an arm’s length transaction), less the following deductions to the extent included in the gross invoiced sales price for such Product or otherwise directly paid or incurred by Idenix or Sublicensees with respect to the sale of such Product:

(a)           normal and customary trade and quantity discounts, credits and allowances actually allowed and properly taken directly with respect to sales of such Product;

(b)           amounts repaid or credited by reason of rejections, recalls, returns, rebates, government mandated rebates, and allowances;

(c)           chargebacks and other amounts paid on sale or dispensing of such Product;

(d)           retroactive price reductions that are actually allowed or granted;

(e)           tariffs, duties, excise, sales, value-added or other taxes (other than taxes based on income);

(f)            cash discounts for timely payment;

(g)           delayed ship order credits;

(h)           discounts pursuant to patient discount programs; and

(i)            freight, shipping and insurance charges.

In the event a Product (for purposes of this paragraph, the “relevant Product”) comprises a Development Candidate and an additional active pharmaceutical ingredient sold in a country in combination for use as a fixed-dose Product as a Combination Therapy, and both a Product comprising the Development Candidate as the sole active ingredient and a pharmaceutical product containing such additional active pharmaceutical ingredient as the sole active ingredient are sold separately in such country, the Net Sales for the relevant Product in such country shall be calculated by multiplying Net Sales in such country (as would otherwise be determined in accordance with this definition of “Net Sales” (i.e., without giving effect to this paragraph or the immediately following paragraph)) by the fraction A/(A+B), where A is the gross invoiced sales price in such country of the Product comprising the Development Candidate as the sole active ingredient (when sold separately from the Combination Therapy), and B is the gross invoiced sales price in such country of the pharmaceutical product comprising the additional active pharmaceutical ingredient as the sole active ingredient (when sold separately from the Combination Therapy). Notwithstanding the foregoing, the fractional adjustment set forth in this paragraph shall not apply (and the fractional adjustment and procedures in the immediately following paragraph shall apply instead) in the event actual sales of the separate pharmaceutical product comprising the additional active pharmaceutical ingredient as the sole active ingredient are not more than incidental in such country.

In the event a Product (for purposes of this paragraph, the “relevant Product”) comprises a Development Candidate and an additional active pharmaceutical ingredient sold in a country in combination for use as a fixed-dose Product as a Combination Therapy, and either a Product comprising the Development Candidate as the sole active ingredient or the pharmaceutical product comprising the additional active pharmaceutical ingredient as the sole active ingredient is not sold separately in such country, the Net Sales for the relevant Product in such country shall be calculated by multiplying Net Sales in such country (as would otherwise be determined in accordance with this definition of “Net Sales” (i.e., without giving effect to this paragraph or the immediately preceding paragraph)) by the fraction A/(A+B), where A is the fair market value in such country of the Product comprising the Development Candidate as the sole active ingredient (when or if it were (as applicable) sold separately from the Combination Therapy), and B is the fair market value in such country of the pharmaceutical product comprising the additional active pharmaceutical ingredient as the sole active ingredient (when or if it were (as applicable) sold separately from the Combination Therapy). For purposes of calculating the fraction specified in the immediately preceding sentence, Idenix shall make a written proposal to Metabasis, for its review and approval, of the fair market value of each component of such fraction, reasonably supported by written documentation. If the Parties are unable to reach agreement on such matters, the provisions of Section 12.6 shall apply.

For clarification purposes, there shall be no fractional adjustment in the calculation of Net Sales (i.e., no effect shall be given to the immediately preceding two paragraphs) with respect to any Product comprising a Development Candidate that is sold together or promoted as a combination with a separate pharmaceutical product (including any interferon) for co-administration.

1.42        “Notice Date” shall have the meaning provided in Section 12.6(b).

1.43        “Patents” shall mean (a) all patents, certificates of invention, applications for certificates of invention, priority patent filings and patent applications, including without limitation patent applications under the Patent Cooperation and the European Patent Convention, together with (b) any renewal, division, continuation (in whole or in part), or request for continued examination (RCE) of any of such patents, certificates of invention and patent applications, and any and all patents or certificates of invention issuing thereon, and any and all reissues, reexaminations, extensions, divisions, renewals, substitutions, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing, and any foreign counterparts of any of the foregoing and any other patents and patent applications claiming priority back to any of the foregoing.

1.44        “Phase 1 Clinical Trial” shall mean a human clinical trial in any country that is carried out to obtain data that can be submitted to the FDA in satisfaction of the requirements of 21 CFR 312.21(a).

1.45        “Phase 2 Clinical Trial” shall mean a human clinical trial in any country that is carried out to: (i) determine efficacy and dose range; and (ii) obtain data that can be submitted to the FDA in satisfaction of the requirements of 21 CFR 312.21(b).  Notwithstanding the foregoing, Phase 2 Clinical Trial shall not include a phase 1b/2a clinical trial that includes a treatment period less than twelve (12) weeks in length.

1.46        “Phase 3 Clinical Trial” shall mean a pivotal human clinical trial in any country that is carried out to obtain data that can be submitted to the FDA in satisfaction of the requirements of 21 CFR 312.21(c).

1.47        “Process Chemistry Know-How” shall mean any Information or Invention, to the extent directed to a process chemistry improvement to HepDirect Technology, that first becomes Controlled by Idenix following receipt of the information with respect to a Development Candidate pursuant to Section 3.4 but prior to the First Commercial Sale of any Product that contains such Development Candidate.

1.48        “Process Chemistry Patents” shall mean Patents with claims or portions thereof, to the extent directed to any Invention that is a process chemistry improvement to HepDirect Technology, that first becomes Controlled by Idenix following receipt of the information with respect to a Development Candidate pursuant to Section 3.4 but prior to the First Commercial Sale of any Product that contains such Development Candidate.

1.49        “Process Chemistry Technology” shall mean Process Chemistry Know-How and Process Chemistry Patents.

1.50        “Product” shall mean any preparation in final form containing a Development Candidate for sale by prescription, over-the-counter or any other method.

1.51        “Project Leader” shall have the meaning provided in Section 2.5.

1.52        “Proof of Concept” shall have the meaning provided in Schedule II to the Research Plan.

1.53        “Proposed Resolution Deadline” shall have the meaning provided in Section 12.6(c).

1.54        “Regulatory Approval” shall mean any and all approvals (including price and reimbursement approvals, if required), licenses, registrations, or authorizations of any Regulatory Authority in a particular jurisdiction that are necessary for the manufacture, use, storage, import, transport and/or sale of a Product in such jurisdiction in accordance with applicable laws.

1.55        “Regulatory Authority” shall mean any national or supranational governmental authority, including, without limitation, the FDA and the EMEA, that has responsibility in any country or other regulatory jurisdiction over the development and/or commercialization of Products.  For purposes of this Agreement, “FDA” shall mean the U.S. Food and Drug Administration or any successor agency, and “EMEA” shall mean the European Medicines Agency or any successor agency.

1.56        “Research Plan” means the plan (the initial form of which has been agreed upon in writing by the Parties as set forth in the letter agreement dated as of the Effective Date) that sets out the research work to be performed by Metabasis and Idenix in conducting the Research Program, as such plan may be amended or modified by the Committee or by mutual written agreement of the Parties as contemplated under this Agreement.

1.57        “Research Program” shall mean the research activities undertaken by either or both of the Parties  as set forth in Article 3 and the Research Plan.

1.58        “Research Term” shall mean the duration of the Research Program, and “Initial Research Term” and “Extended Research Term” shall have the respective meanings given such terms in Section 3.6(a).

1.59        “Royalty-Extending Patent” shall mean any Specific Claim if a license to such Specific Claim granted pursuant to Section 4.2(a)(iii) provides Idenix or its Sublicensee with market exclusivity for the applicable Development Candidate or Product and such market exclusivity is due solely to the license granted to such Specific Claim.

1.60        “Royalty Term” shall mean, in the case of any Product in any country, the period of time commencing on the First Commercial Sale of such Product in such country and ending upon the later of (a) [***] after the date of First Commercial Sale of such Product in such country, and (b) the expiration of the last to expire of (i) the Metabasis Patents, Idenix Patents, Collaboration Patents, or Joint Patents containing a Valid Claim that would, absent ownership of or a license to such Patent, be infringed by the use or sale of such Product or the Development Candidate therein or by the manufacture of such Product or the Development Candidate therein (if ownership of or a license to such a Patent containing a Valid Claim of method of manufacturing such Development Candidate or Product would provide market exclusivity for the applicable Product) or (ii) any Royalty-Extending Patents.

1.61        “Specific Claims” shall have the meaning provided in Section 4.2(a)(iii).

1.62        “Sublicensee” shall mean an Affiliate or Third Party to which Idenix has (a) sublicensed some or all of Metabasis Technology or Collaboration Technology or any Royalty-Extending Patent, or (b) licensed some or all of Idenix Technology or Joint Technology to develop, make, have made, use, sell, have sold, offer for sale or import Development Candidates and Products in the Field during the Term.

1.63        “Term” shall have the meaning provided in Section 10.1.

1.64        “Territory” shall mean worldwide.

1.65        “Third Party” shall mean an entity other than Idenix and its Affiliates, and Metabasis and its Affiliates.

1.66        “Third Party Patent” shall have the meaning provided in Section 5.5(b)(iii).

1.67        “Title 11” shall have the meaning provided in Section 10.7.

1.68        “Valid Claim” shall mean a claim of (a) an issued and unexpired patent or a supplementary protection certificate, which claim has not been held invalid or unenforceable by a court or other government agency of competent jurisdiction from which no appeal can be or has been taken and has not been held or admitted to be invalid or unenforceable through re-examination or disclaimer, opposition procedure, nullity suit or otherwise, or (b) a pending patent application; provided, however, that if a claim of a pending patent application shall not

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have issued within [***] (or in Japan, [***] after the earliest filing date from which such claim takes priority, such claim shall not constitute a Valid Claim for the purposes of this Agreement unless and until a patent issues with such claim.

2.                                      RESEARCH PROGRAM GOVERNANCE

2.1          Joint Research Committee.  Promptly after the Effective Date, the Parties will form a Joint Research Committee (the “Committee”) composed of an equal number of representatives of each of Idenix and Metabasis.  One member of the Committee shall be selected to act as the chairperson of the Committee, with each chairperson acting for a term of twelve (12) months.  The chairperson shall be selected alternately by Metabasis and Idenix, and [***] shall designate the first chairperson.  The purpose of the Committee is to ensure that the goals and purpose of this Agreement are being carried out in a timely and effective manner.

2.2          Meetings.  The Committee shall meet at least [***] times per year during the Research Term or at such greater frequency as the Committee agrees.  Such meetings may be conducted by videoconference, teleconference or in person, as agreed by the Parties, and the Parties shall agree upon the time of meetings.  In-person meetings shall alternate between the facilities of Idenix in Cambridge, Massachusetts, and the facilities of Metabasis in La Jolla, California.  No Committee meeting may be conducted unless at least one representative of each Party is participating.  Each Party shall bear its own expenses related to the attendance of such meetings by its representatives.  A reasonable number of additional representatives of a Party may attend meetings of the Committee in a non-voting capacity.

2.3          Minutes.  The hosting Party shall have responsibility for preparing definitive minutes of each Committee meeting, a draft of which shall be circulated for comment to all members of the Committee within ten (10) business days after the relevant meeting.  Such minutes shall provide a description, in reasonable detail, of the Research Program progress to date, and of the discussions at the meeting, a list of any actions or determination approved by the Committee and any disagreements not resolved by the Committee.  The Project Leaders shall discuss any comments on such minutes and finalize the minutes by no later than 30 business days after the meeting.  Any disagreement on the minutes shall be resolved in accordance with Section 2.4.

2.4          Committee Decision-Making.  All decisions of the Committee shall be unanimous, with the representatives of each Party collectively having one (1) vote.  If the Committee is unable to decide or resolve unanimously any matter properly presented to it for action, then at the written request of either Party, the issue shall be referred to Metabasis’ Executive Vice President of Research and Development and Idenix’s Senior Vice President, Biology, who shall attempt in good faith to resolve such issue as promptly as practicable.  If such officers are unable to resolve such issue within [***], then at the written request of either Party, the issue shall be referred to the Chief Executive Officer of Metabasis and the Chief Executive Officer of Idenix for resolution.  Such officers of the Parties will meet promptly thereafter in order to resolve such issue as promptly as practicable.

2.5          Project Leaders.  Idenix and Metabasis each shall appoint a person (a “Project Leader”) from the Committee to coordinate its part of the Research Program.  The Project

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Leaders shall be the primary contact between the Parties with respect to the Research Program.  Each Party shall notify the other Party as soon as practicable upon changing this appointment.

3.                                      RESEARCH PROGRAM

3.1          General.  Metabasis and Idenix shall engage in the Research Program upon the terms and conditions set forth in this Agreement.  The activities to be undertaken in the course of Research Program are set forth in the Research Plan which may be amended from time to time upon the mutual written agreement of authorized representatives of the Parties.

3.2          Conduct of Research.  Subject to the terms and conditions of this Agreement, each Party shall be responsible for managing and controlling its respective research obligations under the Research Plan.  Each Party shall conduct the Research Program in good scientific manner, and in compliance in all material respects with all requirements of applicable laws, rules and regulations.  Each Party hereby certifies that it will not and has not employed or otherwise used in any capacity the services of any person debarred under Section 21 USC 335a in performing any services hereunder.  Each Party shall proceed diligently and in a timely manner with the work set out in the Research Program by using commercially reasonable efforts to carry out the activities assigned to such Party under the Research Program with sufficient skills and experience as are required to accomplish the Research Program in accordance with the terms of this Agreement and Research Plan.

3.3          Research Commitment; Metabasis FTEs.  During the Research Term, each Party shall use its commercially reasonable efforts to carry out the activities assigned to such Party under the Research Program in accordance with such plan and the terms and conditions of this Agreement.  Without limiting the generality of the foregoing, Metabasis shall devote to the performance of its responsibilities under the Research Plan [***] FTEs per year during the Research Term, all of whom shall be funded by Idenix in accordance with Section 5.2.  For purposes of clarification, in no event shall Metabasis be obligated to devote to the Research Program more than the number of FTEs being funded by Idenix under this Agreement.

3.4          Exchange of Information.  Upon execution of this Agreement, and from time to time as necessary during the Research Term, Metabasis shall disclose to Idenix all Collaboration Know-How not previously disclosed and such Metabasis Know-How as is reasonably necessary, in Metabasis’ reasonable judgment, for the performance by Idenix of its responsibilities under the Research Program.  Following designation of a Development Candidate pursuant to Section 4.1, Metabasis shall disclose to Idenix all Collaboration Know-How regarding such Development Candidate not previously disclosed and such Metabasis Know-How as is reasonably necessary for the manufacture, use (including use for development) or sale of Development Candidates and Products in the Field.  Upon execution of this Agreement, and from time to time as necessary during the Research Term, Idenix shall disclose to Metabasis all Collaboration Know-How not previously disclosed and such Idenix Know-How as is reasonably necessary for the performance by Metabasis of its responsibilities under the Research Program.  Nothing herein shall require either Party to disclose information that is subject to bona fide confidentiality obligations to a Third Party.

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3.5          Records and Reports.  Metabasis and Idenix shall each maintain records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the Research Program by such Party.  Within [***] during the Research Term, each Party shall provide to the other Party a written progress report which shall summarize (a) with respect to reports provided by Metabasis, data and results regarding the Collaboration Compound with respect to each Idenix Nucleoside that Metabasis identifies as most likely to meet the Proof of Concept or Development Candidate criteria and (b) with respect to reports provided by Idenix, test data and results regarding Collaboration Compounds tested by Idenix to determine whether or not such Collaboration Compounds meet the Proof of Concept or Development Candidate criteria.  Without limiting the generality of the foregoing, each such progress report will disclose any Collaboration Technology that such Party works on during such calendar quarter.

3.6          Research Term.

(a)           Research Term.  Except as otherwise provided in Article 10, the Research Term shall commence on the Effective Date and continue for a period of two (2) years (the “Initial Research Term”).  Thereafter, the Parties may extend the Research Term by mutual written agreement of the authorized representative of the Parties, and shall, in such case, amend the Research Plan as applicable.  Any such extension of the Research Term shall be referred to herein as an “Extended Research Term.”

(b)           Early Termination.  Notwithstanding anything to the contrary in this Section 3.6, Idenix may, with or without cause and in its sole discretion, terminate the Research Term:

(i)            effective as of the first anniversary of the Effective Date upon written notice to Metabasis given no later than [***] prior to the first anniversary of the Effective Date; or

(ii)           at any time after designation of the first Development Candidate in accordance with Section 4.1 and payment of the corresponding milestone payment specified in Section 5.4, by providing Metabasis with [***] written notice to such effect.

3.7          Use of Subcontractors.  Each Party shall be entitled to utilize the service of Third Parties to perform their respective Research Program activities only upon the prior written consent of the other Party (not to be unreasonably withheld) or as specifically set forth in the Research Plan.  Notwithstanding any such consent, each Party shall remain at all times responsible for the performance of its respective responsibilities under the Research Program and shall obtain the written agreement of each such Third Party, prior to the time such Third Party initiates work, to assign ownership of Inventions made in the course of Research Program activities to such Party, and such Party will make such further assignment of such Inventions as provided under Article 9 hereof.

3.8          Materials.  In order to facilitate the Research Program, either Party may provide to the other Party certain biological materials or chemical compounds Controlled by the

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supplying Party, including, but not limited to, Collaboration Compounds (collectively, “Materials”) for use by the other Party in furtherance of the Research Program.  Except as otherwise provided under this Agreement, all such Materials delivered to the other Party will remain the sole property of the supplying Party, will be used only in furtherance of the conduct of the Research Program and, if applicable, the development, manufacture or commercialization of Products in accordance with this Agreement, will not be used or delivered to or for the benefit of any Third Party without the prior written consent of the supplying Party, and will be used in compliance with all applicable laws, rules and regulations.  The Materials supplied under this Agreement must be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known.  Except as expressly set forth herein, THE MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

4.                                      DESIGNATION OF DEVELOPMENT CANDIDATES; LICENSE GRANTS; DEVELOPMENT AND COMMERCIALIZATION

4.1          Designation of Development Candidate.  At any time during the Research Term or within [***] after its expiration, Idenix may, by written notice to Metabasis, designate one (1) or more Collaboration Compounds that possess the properties specified in Schedule III to the Research Plan as “Development Candidates” for purposes of this Agreement.

4.2          License Grants.

(a)           By Metabasis.

(i)            Collaboration Technology and Joint Technology.  Subject to the terms and conditions of this Agreement, Metabasis hereby grants to Idenix an exclusive (even as to Metabasis), royalty-bearing license in the Territory, with the right to sublicense through multiple tiers of sublicense, under Metabasis’ interest in Collaboration Technology and Joint Technology, solely (A) to perform Idenix’s obligations under the Research Program during the Research Term and (B) to develop, make, have made, use, sell, have sold, offer for sale and import Development Candidates and Products in the Field during the Term; provided, however, that Metabasis retains such rights under Metabasis’ interest in Collaboration Technology and Joint Technology solely as are necessary to perform its obligations under the Research Program.

(ii)           Metabasis Technology.  Subject to the terms and conditions of this Agreement, (A) Metabasis hereby grants to Idenix a non-exclusive, royalty-bearing license in the Territory, without the right to sublicense (except that Idenix may subcontract), under Metabasis Technology Controlled by Metabasis solely to perform Idenix’s obligations under the Research Program during the Research Term, and (B) Metabasis hereby grants to Idenix a non-exclusive, royalty-bearing license in the Territory, with the right to sublicense as described below through multiple tiers of sublicense, under Metabasis Technology Controlled by

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Metabasis solely to develop, make, have made, use, sell, have sold, offer for sale and import Development Candidates and Products in the Field during the Term.  Idenix shall have the right to sublicense its rights under Section 4.2(a)(ii)(B) only in conjunction with a sublicense of its rights under Section 4.2(a)(i), and each such sublicense under Section 4.2(a)(ii)(B) shall have the same scope as the sublicense granted to the same Sublicensee under Section 4.2(a)(i) (provided, however, that, if the sublicense granted to the same Sublicensee under Section 4.2(a)(i) were to expire solely due to expiration of the Collaboration Technology and Joint Technology with respect to the relevant Product and relevant country prior to the expiration of the Metabasis Technology with respect to such Product and country, the sublicense under Section 4.2(a)(ii)(B) shall continue for the remainder of the Royalty Term with respect to such Product and country).

(iii)         Limited License Grant.  With respect to each Development Candidate, in the event that the development, making, having made, use or import of such Development Candidate or the development, making, having made, use, offer for sale, sale, having sold or import by Idenix or Sublicensees of such Development Candidate would infringe during the Term a Valid Claim of any issued Patent with claims or portions thereof to the extent directed to any Invention that is HepDirect Base Technology, where such Invention first becomes Controlled by Metabasis after the Research Term but prior to the First Commercial Sale of such Development Candidate (provided that any such Patent with the same disclosure as a Patent included in Metabasis Patents, Collaboration Patents or Joint Patents, such as a renewal, division, continuation (in whole), or request for continued examination (RCE), reissue, reexamination or the like, will be included in Metabasis Patents, Collaboration Patents or Joint Patents, and not subject to this Section 4.2(a)(iii)) (the “Specific Claims”), which Patent is not a Metabasis Patent, Collaboration Patent or Joint Patent, then,  subject to the terms and conditions of this Agreement, Metabasis hereby grants to Idenix, a non-exclusive, royalty-bearing (included within the royalties as set forth in Section 5.5) license in the Territory, including the right to sublicense as described below through multiple tiers of sublicense, under such Specific Claims solely to develop, make, have made, use, sell, offer for sale, have sold or import such Development Candidate in the Field during the Term.  Idenix shall have the right to sublicense its rights under this Section 4.2(a)(iii) only in conjunction with a sublicense of its rights under Section 4.2(a)(i), and each sublicense under this Section 4.2(a)(iii) shall have the same scope as the sublicense granted to the same Sublicensee under Section 4.2(a)(i) (provided, however, that, if the sublicense granted to the same Sublicensee under Section 4.2(a)(i) were to expire solely due to expiration of the Collaboration Technology and Joint Technology with respect to the relevant Development Candidate and relevant country prior to the expiration of the Specific Claims with respect to such Development Candidate and country, the sublicense under this Section 4.2(a)(iii) shall continue for the remainder of the Royalty Term with respect to such Development Candidate and country).  Following designation by Idenix of each Development Candidate and continuing until First Commercial Sale of such Development Candidate, Metabasis shall not grant to any Affiliate or Third Party any right or license under any applicable Specific Claim such that Metabasis would no longer Control the Specific Claim.

(b)           By Idenix. Subject to the terms and conditions of this Agreement, Idenix hereby grants to Metabasis (i) a non-exclusive, royalty-free license in the Territory, without the right to sublicense, under Idenix Technology solely to perform Metabasis’ obligations under the Research Program during the Research Term, and (ii) a non-exclusive, royalty-free, perpetual license, with the right to sublicense through multiple tiers of sublicense, under Process

Chemistry Technology to develop, make, have made, use, sell, have sold, offer for sale and import products other than Collaboration Compounds, Development Candidates and Product.

4.3          Development and Commercialization.  Subject to the terms and conditions of this Agreement, Idenix shall control, and be solely responsible for the costs associated with, the worldwide preclinical and clinical development, registration and commercialization of Development Candidates and Products.  Without limiting the generality of the foregoing, Idenix shall be responsible for the worldwide supply of all Development Candidates and Products necessary for the foregoing activities.

4.4          Diligence Obligations.  Idenix agrees to use commercially reasonable efforts (directly and/or through one or more Sublicensees) to develop for sale in the Major Markets and commercialize in each of the Major Markets at least [***] Development Candidate or Product in the Field.

(a)           In the event that Idenix: (i) is not developing for sale in the Major Markets or commercializing in a particular Major Market at least [***] Development Candidate or Product in the Field, or (ii) decides that it will not develop for sale in the Major Markets or commercialize in a particular Major Market at least [***] Development Candidate or Product in the Field, then Idenix shall provide Metabasis with prompt written notice thereof.

(b)           In addition, if Metabasis in good faith believes that Idenix is not using its commercially reasonable efforts to develop for sale in the Major Markets or commercialize in a particular Major Market at least [***] Development Candidate or Product in the Field, Metabasis may provide Idenix with written notice thereof, in which event Idenix will have [***] after the date of such notice in which to reasonably demonstrate to Metabasis that Idenix is meeting such diligence obligation.

(c)           If Idenix provides notice to Metabasis pursuant to Section 4.4(a) that it is not and will not meet its diligence obligation with respect to one or more Major Markets, or fails to reasonably demonstrate to Metabasis pursuant to Section 4.4(b) that it is meeting its diligence obligation with respect to [***] or more Major Markets within [***] after notice from Metabasis of failure to meet such diligence obligation, then (i) this Agreement shall terminate with respect to such Major Market(s) in which Idenix is not using its commercially reasonable efforts to develop or commercialize at least [***] Development Candidate or Product in the Field, and (ii) “Territory” shall be redefined to be [***].  With respect to Section 4.4(a), Idenix shall not be in breach of this Agreement under Section 10.2(b) unless it provides notice to Metabasis pursuant to Section 4.4(a) that it is not and will not conduct development and commercialization of at least [***] Development Candidate or Product in the Field in at least one Major Market.  With respect to Section 4.4(b), Idenix shall not be in breach of this Agreement under Section 10.2(b) unless Metabasis in good faith believes that Idenix is not using its commercially reasonable efforts to develop or commercialize at least [***] Development Candidate or Product in the Field in at least [***] Major Market, Metabasis provides Idenix with written notice thereof, and Idenix fails to reasonably demonstrate to Metabasis within [***] after the date of such notice that Idenix is meeting such diligence obligation in at least [***] of the Major Markets.

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4.5          Disclosure Regarding Idenix Efforts.  Idenix will keep Metabasis appropriately informed about Idenix’s research, development, clinical trial progress and commercialization efforts with respect to Development Candidates and Products.  Without limiting the generality of the foregoing, Idenix shall provide Metabasis with prompt written notice of the following:

(a)           filing of any IND for a Development Candidate or Product;

(b)           initiation of a Phase 1 Clinical Trial, Phase 2 Clinical Trial or Phase 3 Clinical Trial of a Development Candidate or Product;

(c)           filing of any application for Regulatory Approval with respect to any Product;

(d)           receipt of Regulatory Approval for any Product; and

(e)           any other significant development or commercialization plans, activities or results with respect to Development Candidates or Products.

In addition, Idenix shall provide Metabasis with [***] written reports summarizing Idenix’s development and commercialization efforts with respect to Development Candidates and Products during the applicable [***] period.  The provisions of this Section 4.5 shall survive expiration or termination of the Research Term for so long as any license granted to Idenix under Section 4.2(a) remains in effect.

4.6          Negative Covenants; No Implied Licenses.

(a)           Idenix hereby covenants that it will not, directly or indirectly (including through any Sublicensee), conduct clinical development or commercialization activities pursuant to this Agreement with respect to any Collaboration Compound that has not been designated or deemed a Development Candidate pursuant to this Agreement during the Term and Idenix further acknowledges and agrees that it has no right or license under Metabasis Technology, Collaboration Technology or Joint Technology to do any of the foregoing and will not practice any Idenix Technology Controlled by Idenix, which is directed to any Collaboration Compound, the method of manufacture of any Collaboration Compound or method of use of any Collaboration Compound, to do any of the foregoing.  In addition, during the Term Idenix shall not use or practice any Metabasis Technology or Specific Claims except as expressly permitted under this Article 4.  In no event shall Idenix (i) create or synthesize, or attempt to create or synthesize (either itself or through an Affiliate or Third Party), outside of the Research Program during the Research Term, any chemical entity that [***]; or (ii) create or synthesize, or attempt to create or synthesize (either itself or through an Affiliate or Third Party), after expiration or termination of the Research Term, any chemical entity that [***]; provided, however, that the restrictions set forth in Section 4.6(a)(i) and (ii) shall not apply to the synthesis of Development Candidates or Products for so long as any license granted to Idenix under Section 4.2(a) remains in effect.  If Idenix creates or synthesizes (either itself or through an Affiliate or Third Party) any chemical entity that

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[***] in breach of this Section 4.6(a), such chemical entity shall automatically be deemed to be a Collaboration Compound and Development Candidate subject to the terms of this Agreement.

(b)           Metabasis and its Affiliates shall not, and shall not grant to any Third Party any rights to, use or practice Metabasis Technology or Metabasis’ interest in Collaboration Technology or Joint Technology with respect to the Idenix Nucleosides, the Collaboration Compounds, Development Candidates or Products during the Term, other than solely as necessary to fulfill Metabasis’ obligations under the Research Plan during the Research Term.  Notwithstanding any other provision of this Agreement to the contrary, but subject to the licenses granted by Metabasis to Idenix under Section 4.2(a), Metabasis at all times reserves the exclusive and unrestricted right to use or practice, and to grant its Affiliates and Third Parties the right to use or practice, Metabasis Technology for any purpose other than the development, manufacture or commercialization of the Idenix Nucleosides, the Collaboration Compounds, Development Candidates or Products.  In addition, during the Term Metabasis shall not use or practice any Idenix Technology except as expressly permitted under this Article 4.  In no event shall Metabasis create or synthesize, or attempt to create or synthesize (either itself or through an Affiliate or Third Party), outside of the Research Program during the Research Term, any chemical entity that [***]; or (ii) create or synthesize, or attempt to create or synthesize (either itself or through an Affiliate or Third Party), after expiration or termination of the Research Term, any chemical entity that [***].

(c)           No right or license under any Patents or Information of either Party is granted or shall be granted by implication.  All such rights or licenses are or shall be granted only as expressly provided in the terms of this Agreement.

5.                                      PAYMENTS

5.1          Upfront Fee.  Idenix shall make a one-time, non-refundable, non-creditable payment to Metabasis of $2,000,000 within fifteen (15) days after the Effective Date.

5.2          Research Program FTE Funding.  In consideration for Metabasis’ performance of its obligations under the Research Program, upon the terms and conditions contained herein, Idenix shall fund each FTE provided by Metabasis pursuant to Section 3.3 at the rate of [***], which shall be subject to adjustment on an annual basis as of January 1 of each year, beginning in 2007, by a factor which reflects any increase in the Consumer Price Index for San Diego County, California as reported as of January 1 in each applicable year thereafter when compared to the comparable statistic for January 1 of the preceding year.  During the Research Period, the first payment under this Section 5.2 shall be made within [***] after the receipt by Idenix of an invoice from Metabasis for payment of FTE funding for the period from the Effective Date to December 31, 2006, and each subsequent payment shall be made on a quarterly basis within a period of [***] after the receipt by Idenix of an invoice from Metabasis for payment of FTE funding for that quarterly

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period.  Each invoice shall set forth information regarding FTEs used by Metabasis on the Research Program during the applicable quarter.

5.3          Proof of Concept Milestone.  Within [***] after written notice by Metabasis to Idenix of the achievement of the first Proof of Concept, Idenix shall pay to Metabasis a one-time milestone payment of [***].  This one-time milestone payment shall be paid only once regardless of the number of times that Proof of Concept is achieved by one or more Collaboration Compounds.

5.4          Milestone Payments.  Idenix shall pay to Metabasis each of the milestone payments set forth below (whether such milestone is achieved by Idenix or a Sublicensee):

Milestone Event	Milestone Payment
[***]

*              [***]

Each of the milestone payments described in this Section 5.4 shall be payable only [***] for each Idenix Nucleoside, [***] which are developed or the number of indications for which Development Candidates or Products based on such Idenix Nucleoside are developed or commercialized.  Additionally, to the extent that any milestone payment has been made with respect to a Development Candidate or Product based on a particular Idenix Nucleoside that is subsequently deemed a Failed Development Candidate, [***] in connection with the development or regulatory approval of a substitute or replacement Development Candidate or Product based on such Idenix Nucleoside.  A “Failed Development Candidate” is deemed to mean a Development Candidate or Product based on a particular Idenix Nucleoside that either: (i) fails to meet regulatory criteria for further development or does not obtain approval for commercialization; or (ii) the Parties mutually agree does not meet commercial criteria for further development.

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Idenix shall notify Metabasis in writing within [***] after the achievement of each milestone, and shall make the appropriate milestone payment to Metabasis within such [***] period.  If, for any reason, a Development Candidate or Product based on a particular Idenix Nucleoside reaches a particular milestone specified above without having achieved [***] preceding milestones from among the [***] milestones listed above, then upon the achievement of such milestone, both the milestone payment applicable to such milestone and the milestone payment(s) applicable to such preceding unachieved milestone(s) shall be due and payable within [***] after the achievement of such milestone.

5.5          Royalties.

(a)           Idenix shall pay to Metabasis royalties on worldwide annual Net Sales of Products by Idenix and Sublicensees at the following rates:

Annual Net Sales	Royalty Rate
Portion of annual Net Sales <[***]	[***]
Portion of annual Net Sales ≥[***]	[***]
Portion of annual Net Sales ≥[***]	[***]
Portion of annual Net Sales ≥[***]	[***]

Royalties under this Section 5.5 shall be payable on a Product-by-Product and country-by-country basis for a period equal to the Royalty Term for such Product in such country.

(b)           Reductions.

(i)            Compulsory Licenses.  If any compulsory license is granted by Idenix or its Sublicensee to a Third Party with respect to a Product in any country through the order, decree or grant of a Regulatory Authority in such country, authorizing such Third Party to manufacture, use, sell, offer for sale or import such Product in such country, which compulsory license provides for a royalty rate lower than the applicable royalty rate(s) set forth in Section 5.5(a), as adjusted pursuant to Sections 5.5(b)(ii) and (iii), then the royalty rate to be paid by Idenix to Metabasis on Net Sales in that country for such Product pursuant to Section 5.5(a) shall be reduced to that compulsory license rate for the period during which such compulsory license is in effect.  Idenix shall use commercially reasonable efforts to oppose the granting of any such compulsory license, and, if any such compulsory license is granted, to limit such compulsory license to the extent possible. Further, no royalty shall be paid on (i) Product that Idenix provides at or below cost to a government or institution to address a health crisis or emergency, or (ii) Product that Idenix provides at cost or below on a humanitarian or charitable basis.

(ii)           Expiration of Valid Claims.  On a Product-by-Product and country-by-country basis, royalty amounts otherwise payable by Idenix to Metabasis pursuant to Section 5.5(a), as may be adjusted pursuant to Section 5.5(b)(iii), on Net Sales of any Product during any portion of the Royalty Term remaining after the expiration of the last to expire of the applicable (A) Metabasis Patents, Idenix Patents, Collaboration Patents, Joint Patents and containing a Valid Claim that would, absent ownership of or a license to such Patent, be infringed by the use or sale of such Product or the Development Candidate therein or by the

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manufacture of such Product or the Development Candidate therein (if ownership of or a license to such a Patent containing a Valid Claim of method of manufacturing such Development Candidate or Product provides market exclusivity for the applicable Product) and (B) any Royalty-Extending Patents, shall be reduced by [***]; provided, however, that in no event shall any royalty payment for any Product in any country in any calendar quarter be reduced to less than [***] of the royalty payment otherwise payable by Idenix to Metabasis pursuant to Section 5.5(a) (without taking into account any adjustment pursuant to Sections 5.5(b)) as a result of the credits under this Section 5.5(b)(ii) and Section 5.5(b)(iii).

(iii)         Credit for Payment of Royalties for Necessary Third Party Issued Patents.  On a Product-by-Product and country-by-country basis, if Idenix or its Sublicensee determines that a license to any issued Patent of a Third Party (that is not a Sublicensee of Idenix with respect to such Product in such country) (a “Third Party Patent”) is necessary to allow Idenix and Sublicensees to practice Metabasis Technology pursuant to the licenses granted to Idenix under Section 4.2(a)(ii) of this Agreement, then Idenix may elect, after consultation with its  outside Patent counsel and Metabasis, to obtain a license to such Third Party Patent at its own expense.  If Idenix obtains such a license, Idenix shall be entitled to credit [***] of the royalties paid to such Third Party for the license to such Third Party Patent from the royalty payment otherwise payable by Idenix to Metabasis pursuant to Section 5.5(a), as may be adjusted pursuant to Section 5.5(b)(ii); provided, however, that in no event shall any royalty payment for any Product in any country in any calendar quarter be reduced to less than [***] of the royalty payment otherwise payable by Idenix to Metabasis pursuant to Section 5.5(a) (without taking into account any adjustment pursuant to Sections 5.5(b)) as a result of the credits under Section 5.5(b)(ii) and this Section 5.5(b)(iii).  For clarification, Idenix or its Sublicensee is responsible, at its own expense, for all other payments to Third Parties in connection with obtaining rights to intellectual property rights necessary or desirable for the development, manufacture or commercialization of any Development Candidate or Product by Idenix or Sublicensees.

6.                                      PAYMENT; RECORDS; AUDITS

6.1          Payment; Reports.  Royalties shall be calculated and reported for each calendar quarter.  All payments due to Metabasis under this Agreement shall be paid within [***] after the end of each calendar quarter, unless otherwise specifically provided herein.  Each payment shall be accompanied by a report of Net Sales of Products by Idenix and Sublicensees in sufficient detail to permit confirmation of the accuracy of the payment made, including, without limitation and on a country-by-country basis, the number of Products sold, the gross sales and Net Sales of such Products, the royalties payable, the method used to calculate the royalties, and the exchange rates used.

6.2          Exchange Rate; Manner and Place of Payment.  All payments hereunder shall be payable in U.S. dollars.  When conversion of payments from any foreign currency is required, such conversion shall be at the average of the rates of exchange reported in The Wall Street Journal, Eastern U.S. Edition, for each business day of the applicable calendar quarter.  All payments owed under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by Metabasis, unless otherwise specified in writing by Metabasis.

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6.3          Income Tax Withholding.  Metabasis will pay any and all taxes levied on account of any payments made to it under this Agreement.  If any taxes are required to be withheld by Idenix, Idenix will (a) deduct such taxes from the payment made to Metabasis, (b) timely pay the taxes to the proper taxing authority, and (c) send proof of payment to Metabasis and certify its receipt by the taxing authority within [***] following such payment.

6.4          Audits.  During the Term and for a period of [***] thereafter, Idenix shall keep complete and accurate records pertaining to the sale or other disposition of Products in sufficient detail to permit Metabasis to confirm the accuracy of all royalties due hereunder and Idenix shall require its Sublicensees to provide such records to Idenix.  Metabasis shall have the right not more than once a year to cause an independent, certified public accountant reasonably acceptable to Idenix to audit such records to confirm Net Sales, royalties and other payments for a period covering not more than the preceding [***].  Such audits may be exercised during normal business hours upon reasonable prior written notice to Idenix.  Prompt adjustments shall be made by the Parties to reflect the results of such audit.  Metabasis shall bear the full cost of such audit unless such audit discloses an underpayment by Idenix of more than [***] of the amount of royalties or other payments due under this Agreement, in which case, Idenix shall [***] of such audit and shall promptly remit to Metabasis the amount of any underpayment.

6.5          Late Payments.  In the event that any payment due under this Agreement is not made when due, the payment shall accrue interest from the date due at the rate of [***]; provided, however, that in no event shall such rate exceed the maximum legal annual interest rate.  The payment of such interest shall not limit Metabasis from exercising any other rights it may have as a consequence of the lateness of any payment.

7.                                      CONFIDENTIALITY AND PUBLICATION

7.1          Confidential Information.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, the Parties agree that, during the Term and for [***] thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any Information furnished to it by the other Party pursuant to this Agreement, or as provided below, owned by the other Party, and any Proprietary Information (as defined in the Confidentiality Agreement) furnished to it by the other party pursuant to the Confidentiality Agreement (collectively, “Confidential Information”).  For the avoidance of doubt, and without limiting the generality of the foregoing, Idenix Know-How is Confidential Information of Idenix, Metabasis Know-How is Confidential Information of Metabasis, and Collaboration Technology and Joint Technology shall be deemed Confidential Information of both Parties.  Each Party may use Confidential Information of the other Party only as permitted by this Agreement.  Each Party will use at least the same standard of care, and in no event less than a reasonable standard of care, as it uses to protect proprietary or confidential information of its own to ensure that its employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information.  Each Party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

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7.2          Exceptions.  Confidential Information shall not include any information which the receiving Party can prove by competent evidence: (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, generally known or available; (b) is known by the receiving Party at the time of receiving such information, as evidenced by written documents or records; (c) is hereafter furnished to the receiving Party by a Third Party, as a matter of right and without restriction on disclosure; (d) is independently discovered or developed by the receiving Party without the use of Confidential Information belonging to the disclosing Party; or (e) is the subject of a written permission to disclose provided to the receiving Party by the disclosing Party.

7.3          Authorized Disclosure.  Each Party may disclose Confidential Information belonging to the other Party as expressly permitted by this Agreement or if and to the extent such disclosure is reasonably necessary in the following instances:

(a)           filing or prosecuting Patents as permitted by this Agreement (only with written permission of the other Party);

(b)           regulatory filings for Products such Party has a license or right to develop hereunder;

(c)           prosecuting or defending litigation as permitted by this Agreement;

(d)           complying with applicable court orders or governmental regulations;

(e)           in the case of Idenix, conducting development and/or commercialization activities in accordance with a license granted under Section 4.2(a);

(f)            disclosure to Affiliates, licensees, sublicensees, employees, consultants or agents of the receiving Party who have a need to know such information in order for the receiving Party to exercise its rights or fulfill its obligations under this Agreement, provided, in each case, that any such Affiliate, licensee, sublicensee, employee, consultant or agent agrees to be bound by similar terms of confidentiality and non-use comparable in scope to those set forth in this Article 7; and

(g)           disclosure to Third Parties in connection with due diligence or similar investigations by such Third Parties, and disclosure to potential Third Party investors in confidential financing documents, provided, in each case, that any such Third Party agrees to be bound by similar terms of confidentiality and non-use comparable in scope to those set forth in this Article 7; and provided further that Metabasis may not, without Idenix’ prior written consent (such consent not to be unreasonably withheld), disclose to any Third Party pharmaceutical or biotechnology company that is a competitor of Idenix in the Field any data provided to Metabasis by Idenix with respect to the Collaboration Compounds, Development Candidates or Products.

Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Section 7.3(b) through (d), it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use efforts to secure confidential treatment of such information at least as diligent as such Party would use to protect its own confidential information, but in no event less than reasonable efforts.  In any event, each Party agrees to take all reasonable action to avoid disclosure of the other Party’s Confidential Information hereunder.  The Parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by the Parties with the Securities and Exchange Commission or as otherwise required by law.

7.4          Publication.  The Parties acknowledge their mutual interest in publishing the results of Product development efforts in order to obtain recognition within the scientific and investment communities and agree that clinical trial results regarding Products may be published via press release and at investor conferences and presented at appropriate scientific conferences in a timely fashion.  Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information and, in particular, it is the intent of each Party to maintain the confidentiality of the other Party’s Confidential Information included in any patent application until such time as such patent application has been published.  Accordingly, a Party shall have the right to review and comment on any material proposed for disclosure or publication by the other Party, such as by oral presentation, manuscript or abstract, which utilizes data generated from the development, manufacture or commercialization of Development Candidates or Products and/or includes Confidential Information of the other Party.  Before any such material is submitted for publication, the Party proposing publication shall deliver a complete copy to the other Party at least [***] prior to submitting the material to a publisher or initiating any other disclosure.  Such other Party shall review any such material and give its comments to the Party proposing publication within [***] after the delivery of such material to such other Party.  With respect to oral presentation materials and abstracts, such other Party shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the Party proposing publication with appropriate comments, if any, but in no event later than [***] from the date of delivery to the non-publishing Party.  The publishing Party shall comply with the other Party’s request to delete references to the other Party’s Confidential Information in any such material and agrees to delay any submission for publication or other public disclosure for a period of up to an additional [***] for the purpose of preparing and filing appropriate patent applications.

7.5          Publicity.  Each Party acknowledges and agrees that the other Party intends, and shall be entitled, to issue a press release announcing that the Parties have entered into this Agreement on, or as soon as practicable following, the Effective Date.  It is understood that each Party may desire or be required to issue subsequent press releases or make disclosures (pursuant to filings with the Securities and Exchange Commission or otherwise) relating to the Agreement or activities thereunder.  The Parties agree to consult with each other reasonably and in good faith with respect to the text and timing of all such press releases or other disclosures prior to the issuance thereof, provided that a Party may not unreasonably withhold consent to such releases or disclosures, and that either Party may issue such press releases or make such disclosures as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure.  In addition, following the initial press releases announcing this Agreement, either Party shall be free to disclose, without the other Party’s prior written consent, the existence of this Agreement, the identity of the other Party and those terms of the Agreement which have already been publicly disclosed in accordance herewith.

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8.                                      REPRESENTATIONS AND WARRANTIES; LIMITATIONS OF LIABILITY

8.1          Mutual Representations and Warranties.  Each Party represents and warrants to the other that: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action; (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy or other laws affecting creditors generally or (ii) equitable principles including the availability of specific performance or injunctive relief; and (d) this Agreement, and such Party’s performance of its obligations hereunder, does not conflict with any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

8.2          Metabasis Representations, Warranties and Covenants.  Metabasis represents, warrants and covenants to Idenix that:

(a)           as of the Effective Date, Metabasis Controls the Metabasis Core Patents;

(b)           as of the Effective Date, there are no pending legal actions of which Metabasis has received written notice with respect to Metabasis Technology, and Metabasis has not received written notice of any pending or threatened claims or litigation seeking to invalidate any Metabasis Patents or claiming that the practice of Metabasis Technology infringes the intellectual property rights of any Third Party;

(c)           to Metabasis’ knowledge, as of the Effective Date, the use of Metabasis Technology does not infringe any valid Third Party Patent rights;

(d)           Metabasis will not knowingly use any know-how that is not Controlled by Metabasis, other than Idenix Know-How, in the Research Program, and, to Metabasis’ knowledge, no use of any know-how that is not Controlled by Metabasis, other than Idenix Know-How, is necessary for the conduct of the Research Program;

(e)           as of the Effective Date, to Metabasis’ knowledge, the issued U.S. claims of Metabasis Patents covering the use of HepDirect Technology are valid and enforceable; and

(f)            as of the Effective Date, Metabasis is not aware (without any specific investigation) of any issued Patents (other than those rights licensed or to be licensed to Idenix pursuant to Section 4.2(a)) to which Idenix would require a license in order to practice the Metabasis Technology to develop, make, have made, use, sell, have sold, offer for sale and import Development Candidates and Products in the Field.

8.3          Idenix Representations and Warranties.  Idenix represents and warrants to Metabasis that:

(a)           as of the Effective Date, Idenix Controls the Idenix Nucleosides;

(b)           as of the Effective Date, there are no pending legal actions of which Idenix has received written notice with respect to Idenix Technology, and Idenix has not received written notice of any pending or threatened claims or litigation seeking to invalidate any Idenix Patents or claiming that the practice of Idenix Technology infringes the intellectual property rights of any Third Party;

(c)           to Idenix’s knowledge, as of the Effective Date, the use of Idenix Technology does not infringe any valid Third Party Patent rights;

(d)           as of the Effective Date, to Idenix’s knowledge, issued U.S. claims of Idenix Patents covering the use of Idenix Nucleosides are valid and enforceable; and

(e)           as of the Effective Date, Idenix is not aware (without any specific investigation) of any issued Patents (other than those rights licensed or to be licensed to Idenix pursuant to Section 4.2(a)) to which Idenix would require a license in order to practice the Idenix Technology to develop, make, have made, use, sell, have sold, offer for sale and import Development Candidates and Products in the Field.

8.4          Disclaimer.  Except as expressly set forth herein, THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS PROVIDED BY EACH PARTY HEREUNDER ARE PROVIDED “AS IS” AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO.  Without limiting the generality of the foregoing, each Party expressly does not warrant (a) the success of any study or test commenced under the Research Program or (b) the safety or usefulness for any purpose of the technology it provides hereunder.

8.5          Limitation of Liability.  EXCEPT FOR LIABILITY FOR BREACH OF ARTICLE 7, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; provided, however, that this Section 8.5 shall not be construed to limit either Party’s indemnification obligations under Article 11.

9.                                      INTELLECTUAL PROPERTY

9.1          Ownership.

(a)           Inventions.  Inventorship of Inventions made pursuant to this Agreement shall be determined in accordance with the rules of inventorship under United States patent laws.  Except as expressly set forth below, a Party shall own all such Inventions invented solely by one (1) or more employees or contractors of such Party, and the Parties shall jointly own all Joint Technology.  Notwithstanding the foregoing:

(i)            All right, title and interest in and to any Invention conceived solely by a Party (or on its behalf) or jointly by the Parties (or on their behalf) after the Effective Date that is Collaboration Technology shall be jointly owned by Idenix and Metabasis.  Each Party hereby assigns to the other a joint ownership interest in and to its interest in Collaboration Technology.

(ii)           Each Party agrees to fully cooperate with the other Party in protecting, maintaining and defending Collaboration Patents and Joint Patents.

Inventions assigned under this Sections 9.1(a) are assigned only to the extent that such Inventions are directed and specific to such Invention of the applicable section.

(b)           Disclosure.  Each Party shall promptly disclose to the other inventions within Collaboration Technology or Joint Technology made in connection with this Agreement.  Each Party shall promptly execute all papers and instruments, and/or require its employees or contractors to execute such papers and instruments, as applicable, so as to effectuate the ownership of technology set forth in Section 9.1(a)(i) and to enable the other Party to apply for and to prosecute Patents as contemplated by Section 9.2. Idenix shall promptly disclose any Process Chemistry Technology to Metabasis.

(c)           Limitations.  Subject to the terms of this Agreement, including, without limitation, the license grants set forth in Section 4.2 and the negative covenants set forth in Section 4.6 and subject to the provisions of Section 12.2 regarding assignment, each Party shall have (1) the right to practice under, and sell, license or otherwise transfer to its Affiliates or any Third Party, its right in Collaboration Technology only with the prior written consent of the other Party, and (2) the right to practice under, and sell, license or otherwise transfer to its Affiliates or any Third Party, its right in Joint Technology without the consent of, and without duty to account to, the other Party.

9.2          Patent Prosecution.

(a)           Idenix Patents. Idenix shall have the sole right to control the preparation, filing, prosecution and maintenance of Idenix Patents and other patents that cover technology and inventions owned solely by Idenix.

(b)           Metabasis Patents. Metabasis shall have the sole right to control the preparation, filing, prosecution and maintenance of Metabasis Patents and other patents that cover technology and inventions owned solely Metabasis.

(c)           Joint Patents.

(i)            Primary Responsibility.  Idenix shall be primarily responsible for the preparation, filing, prosecution and maintenance of Joint Patents, using patent counsel reasonably acceptable to Metabasis.  Idenix shall consult with Metabasis as to the preparation, filing, prosecution and maintenance of each Joint Patent reasonably prior to any deadline or action with the U.S. Patent & Trademark Office or any foreign patent office, and shall furnish to Metabasis copies of all relevant documents reasonably in advance of such consultation; provided, however, that any patent submission (including the filing of patent applications) with respect to any Joint Patent, to the extent that it either distinguishes or could reasonably be expected to disparage any claimed subject matter of a Metabasis Core Patent, shall require Metabasis’ prior written consent (such consent not to be unreasonably withheld and such consent to be negotiated in good faith with all due consideration to any deadlines) except as required by law.  The Parties shall mutually agree which jurisdictions to make Joint Patent filings in, how to prosecute Joint Patents in such jurisdictions, and how to proceed in response to any request for, or filing or declaration of, any interference, opposition or reexamination relating to any Joint Patent.

(ii)           Metabasis Option to Prosecute and Maintain Joint Patents.  Idenix shall give timely notice to Metabasis of any decision not to file applications for, or to cease prosecution and/or maintenance of, or not to continue to pay the expenses of prosecution and/or maintenance of, any Joint Patents on a country-by-country and patent-by-patent basis and, in such case, shall permit Metabasis, at its sole discretion and expense, to file or to continue prosecution or maintenance of such Joint Patents, in which event Idenix shall execute such documents and perform such acts at its expense as may be reasonably necessary to effect an assignment of such Joint Patents to Metabasis  in a timely manner.  Notwithstanding the foregoing, any patent submission with respect to any Joint Patent, to the extent that it could reasonably be expected to either distinguish or disparage any claimed subject matter of an Idenix Core Patent, shall require Idenix’ prior written consent (such consent not to be unreasonably withheld and such consent to be negotiated in good faith with all due consideration to any deadlines) except as required by law.

(iii)         Limitation.  Neither Party shall file any Joint Patent that claims Idenix Know-How or Metabasis Know-How, except upon the other Party’s prior written consent.

(d)           Collaboration Patents.  All preparation, filing, prosecution and maintenance of Collaboration Patents shall be governed by this Section 9.2(d).

(i)            Joint Patent Counsel.  Idenix and Metabasis will select patent counsel mutually agreeable to both Parties (“Joint Patent Counsel”) to prepare, file, prosecute, and maintain the Collaboration Patents.  Idenix will have the first right to control the preparation, prosecution and maintenance of the Collaboration Patents, with Metabasis having the right to review and comment on drafts of patent submissions.  Idenix shall give full consideration to Metabasis’ position on prosecution and will work closely with Metabasis counsel to achieve the best Patent coverage on Collaboration Technology without adversely affecting either Party’s interests; provided, however, that any patent submission (including the filing of patent applications) with respect to any Collaboration Patent, to the extent that it either distinguishes or could reasonably be expected to disparage any claimed subject matter of a Metabasis Core Patent, shall require Metabasis’ prior written consent (such consent not to be unreasonably withheld and such consent to be negotiated in good faith with all due consideration to any deadlines) except as required by law. As used herein, “prosecution” shall include interferences, reexaminations, reissues, oppositions, and the like.

(ii)           Option to Prosecute and Maintain Collaboration Patents.  Idenix shall give timely notice to Metabasis of any decision not to file applications for, or to cease prosecution and/or maintenance of, or not to continue to pay the expenses of prosecution and/or maintenance of, any Collaboration Patents on a country-by-country and Patent-by-Patent basis and, in such case, shall permit Metabasis, at its sole discretion and expense, to file or to continue prosecution or maintenance of such Collaboration Patents, in which event Idenix shall execute such documents and perform such acts at its expense as may be reasonably necessary to effect an assignment of such Collaboration Patents to Metabasis in a timely manner.  Notwithstanding the foregoing, any patent submission (including the filing of patent applications) with respect to any Collaboration Patent, to the extent that it could reasonably be expected to either distinguish or disparage any claimed subject matter of an Idenix Core Patent, shall require Idenix’ prior written consent (such consent not to be unreasonably withheld and such consent to be negotiated in good faith with all due consideration to any deadlines) except as required by law. Any patents or patent applications so assigned shall not be considered part of Collaboration Technology and the claims of such Patents shall not be subject to the license provisions of Section 4.2.

(iii)         Interference, Opposition, Reexamination and Reissue.  Idenix and Metabasis shall inform the other of any request for, or filing or declaration of, any interference, opposition, or reexamination relating to the Collaboration Patents within [***] after learning of such event.  Idenix shall be the lead Party in any such interference, opposition, or reexamination relating to the Collaboration Patents, subject to the provisions of this Section 9.2(d)(iii).  Metabasis shall have the right to review and consult with Idenix regarding any submission to be made in connection with such proceeding.  Notwithstanding the foregoing or any other provision of this Agreement to the contrary:

(1)           In any interference, opposition, or reexamination relating to any Collaboration Patent, Idenix shall not (and it will direct Joint Patent Counsel and its witnesses and experts not to) distinguish or disparage any  claimed subject matter of a Metabasis Core Patent, without Metabasis’ prior written consent (such consent not to be unreasonably withheld and such consent to be negotiated in good faith with all due consideration to any deadlines) except as required by law;

(2)           Idenix shall give Metabasis timely notice of any proposed settlement of an interference relating to a Collaboration Patent and shall not enter into such settlement without Metabasis’ prior written consent (such consent not to be unreasonably withheld);

(3)           Idenix shall give Metabasis timely notice of any decision not to initiate or continue an interference relating to a Collaboration Patent, and in such case, so long as such interference does not involve a Collaboration Patent that claims the composition or method of manufacture or use of a Development Candidate or Product then under development or commercialization by Idenix, shall permit Metabasis, at its sole discretion and expense, to initiate or continue such interference in Metabasis’ name; in any interference, opposition, or reexamination relating to any Collaboration Patent, Metabasis shall not (and it will direct Joint Patent Counsel and its witnesses and experts not to) distinguish or disparage any claimed subject matter of an Idenix Core Patent without Idenix’ prior written consent (such consent not to be unreasonably withheld and such consent to be negotiated in good faith with all due consideration to any deadlines) except as required by law; and

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(4)           In connection with any interference, opposition, reissue or reexamination proceeding relating to the Collaboration Patents, Idenix and Metabasis will cooperate fully and will provide each other with any information or assistance that either reasonably requests.  Each Party shall keep the other informed of developments in any such action or proceeding, including, to the extent permissible by law, consultation and approval of any settlement.

(iv)          Limitation.  Notwithstanding the foregoing provisions of this Section 9.2(d), neither Party shall file any Collaboration Patent that claims Idenix Know-How or Metabasis Know-How, except upon the other Party’s prior written consent.

(e)           Patent Fees.

(i)            All costs associated with filing, prosecuting, issuing and maintaining Idenix Patents and other Patents described in Section 9.2(a), including interference, opposition, reexamination and reissue actions, shall be borne by Idenix.

(ii)           All costs associated with filing, prosecuting, issuing and maintaining Metabasis Patents and other Patents described in Section 9.2(b), including interference, opposition, reexamination and reissue actions, shall be borne by Metabasis.

(iii)         All costs associated with filing, prosecuting, issuing and maintaining Joint Patents, including interference, opposition, reexamination and reissue actions, shall be [***].

(iv)          All costs associated with filing, prosecuting, issuing and maintaining Collaboration Patents, including interference, opposition, reexamination and reissue actions within, [***].

(f)            Cooperation Regarding Patents Claiming Different Inventions.  The Parties understand that certain Patents filed by the Parties after the Effective Date may claim different types of Inventions made pursuant to this Agreement, and this Section 9.2(f) describes how the Parties will address that situation.

(i)            In the event that a particular Patent filed after the Effective Date (provided that it is not the same disclosure of a Patent filed prior to the Effective Date, such as a renewal, division, continuation (in whole), or request for continued examination (RCE), reissue, reexamination and the like, which will remain subject to Section 9.2(a) or (b), as applicable) includes both claims directed to Collaboration Know-How and claims directed to Idenix Know-How, a Joint Invention, Metabasis Know-How and/or other Invention described in Section 9.2(a) or (b), the Parties will, if requested by either Party, work in good faith to separate such claims into separate Patent filings if feasible.  If the Parties are legally unable to separate, or agree not to separate, such claims, then the applicable Patent shall be treated as a Collaboration Patent for purposes of this Section 9.2.  Each Party will promptly provide to the other Party information reasonably requested by other Party that is necessary for the prosecution activities pursuant to this Section 9.2 with respect to such Patent.

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(ii)           In the event that a particular Patent filed after the Effective Date (provided that it is not the same disclosure of a Patent filed prior to the Effective Date, such as a renewal, division, continuation (in whole), or request for continued examination (RCE), reissue, reexamination and the like, which will remain subject to Section 9.2(a) or (b), as applicable) includes both claims directed to a Joint Invention and claims directed to Idenix Know-How, Metabasis Know-How and/or other Invention described in Section 9.2(a) or (b), the Parties will, if requested by either Party, work in good faith to separate such claims into separate Patent filings if feasible.  If the Parties are legally unable to separate, or agree not to separate, such claims, then the applicable Patent shall be treated as (A) a Patent Controlled by Metabasis under Section 9.2(b) if it includes both claims directed to a Joint Invention and claims directed to Metabasis Know-How and/or other Invention described in Section 9.2(b), or (B) Controlled by Idenix under Section 9.2(a) if it includes both claims directed to a Joint Invention and claims directed to Idenix Know-How and/or other Invention described in Section 9.2(a), for purposes of this Article 9.  If the applicable Patent is treated as a Patent Controlled by Metabasis under Section 9.2(b), and Metabasis determines to cease prosecution and or maintenance of, or not to continue to pay the expenses of prosecution and/or maintenance of, such Patent on a country-by-country basis, Idenix may, at its sole discretion, continue prosecution or maintenance of such Patent to the extent directed  to Joint Inventions claimed therein and such Patent shall then be treated as a Joint Patent.  If the applicable Patent is treated as a Patent Controlled by Idenix under Section 9.2(a), and Idenix determines to cease prosecution and or maintenance of, or not to continue to pay the expenses of prosecution and/or maintenance of, such Patent on a country-by-country basis, Metabasis may, at its sole discretion, continue prosecution or maintenance of such Patent to the extent directed  to Joint Inventions claimed therein and such Patent shall then be treated as a Joint Patent.  Each Party will promptly provide to the other Party information reasonably requested by other Party that is necessary for the prosecution activities pursuant to this Section 9.2 with respect to such Patent.

(iii)         In the event that a particular Patent filed after the Effective Date (provided that it is not the same disclosure of a Patent filed prior to the Effective Date, such as a renewal, division, continuation (in whole), or request for continued examination (RCE), reissue, reexamination and the like, which will remain subject to Section 9.2(a) or (b), as applicable) includes both claims directed to Metabasis Know-How and/or other Invention described in Section 9.2(b) and claims directed to Idenix Know-How and/or other Invention described in Section 9.2(a), the Parties will, if requested by either Party, work in good faith to separate such claims into separate Patent filings if feasible.  If the Parties are legally unable to separate, or agree not to separate, such claims, then the applicable Patent shall be treated as a Patent Controlled by Idenix under Section 9.2(a) for purposes of this Article 9.  Each Party will promptly provide to the other Party information reasonably requested by other Party that is necessary for the prosecution activities pursuant to this Section 9.2 with respect to such Patent

(iv)          The provisions for handling of patent applications in this Section 9.2(f) do not affect ownership of claims, which is governed by Section 9.1.

9.3          Enforcement and Defense.

(a)           If either Party learns of any infringement of Idenix Patents or other Patents described in Section 9.2(a), Metabasis Patents or other Patents described in Section 9.2(b), or

Joint Patents, or any misappropriation or misuse of Idenix Know-How, Metabasis Know-How or Joint Inventions, such Party shall promptly notify the other Party of such infringement, misappropriation or misuse.  Idenix shall have the sole right to initiate and prosecute any legal action to enforce Idenix Technology and other Patents described in Section 9.2(a), at its own expense and in the name of Idenix, to retain any recovery obtained by it as a result of such legal action or settlement thereof, and to control the defense of any declaratory judgment or comparable action relating to Idenix Technology or Patents described in Section 9.2(a) and to retain any recovery obtained by it as a result of such action or settlement thereof.  Metabasis shall have the sole right to initiate and prosecute any legal action to enforce Metabasis Technology and other Patents described in Section 9.2(b), at its own expense and in the name of Metabasis, to retain any recovery obtained by it as a result of such legal action or settlement thereof, and to control the defense of any declaratory judgment or comparable action relating to Metabasis Technology or Patents described in Section 9.2(b) and to retain any recovery obtained by it as a result of such action or settlement thereof.  Except as otherwise mutually agreed by the Parties on a case-by-case basis, Idenix shall have the first right to initiate and prosecute any legal action to enforce Joint Technology, at its own expense and in the name of Idenix, and, if necessary, Metabasis, or to control the defense of any declaratory judgment or comparable action relating to Joint Technology. If, within [***] following a request by Metabasis to Idenix to initiate and prosecute such legal action or [***] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Idenix fails to take such action, or if Idenix informs Metabasis that it elects not to exercise such first right, Metabasis (or its designee) thereafter shall have the right either to initiate and prosecute such action or to control the defense of such declaratory judgment or comparable action in the name of Metabasis and, if necessary, Idenix, at Metabasis’ expense.  Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery obtained by either or both Idenix and Metabasis in connection with or as a result of any action to enforce Joint Technology, whether by settlement or otherwise, shall first be applied to reimburse the costs and expenses of the Party that brought and controlled such action and then to reimburse the costs and expenses of the other Party in connection with such action, and any amounts remaining after such reimbursement shall be [***].  Neither Party shall settle any action regarding Joint Technology without the prior written consent of the other Party (which shall not be unreasonably withheld).

(b)           If either Party learns of any infringement of Collaboration Patents, or any misappropriation or misuse of Collaboration Know-How, such Party shall promptly notify the other Party of such infringement, misappropriation or misuse.  Idenix and Metabasis thereafter shall promptly consult and cooperate fully to determine a course of action, including, without limitation, the commencement of legal action by either or both of Metabasis and Idenix, to terminate any infringement of such Collaboration Patent or any misappropriation or misuse of Collaboration Know-How.  Idenix shall have the first right to initiate and prosecute such legal action at its own expense and in the name of Idenix and, if necessary, Metabasis, or to control the defense of any declaratory judgment or comparable action relating to Collaboration Patents or Collaboration Know-How. Metabasis’ shall pay its own attorneys fees and costs associated with such action.  If, within [***] following a written request by Metabasis to Idenix to initiate and prosecute such legal action or [***] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Idenix fails to take such action, or if Idenix informs Metabasis that it elects not to exercise such first

***Confidential Treatment Requested

right, Metabasis (or its designee) thereafter shall have the right either to initiate and prosecute such action or to control the defense of such  action in the name of Metabasis and, if necessary, Idenix. If Idenix elects not to initiate and prosecute an infringement action as provided in this Section 9.3(b), and Metabasis elects to do so, the costs incurred by Metabasis in such course of action, including the costs of any legal action commenced or the defense of any  judgment, shall be borne solely by Metabasis.

(c)           In any infringement action relating to any Collaboration Patent or Joint Patent, Idenix shall not (and it will direct its attorneys, witnesses and experts not to) distinguish or disparage any claimed subject matter of a Metabasis Core Patent, without Metabasis’ prior written consent (such consent not to be unreasonably withheld and such consent to be negotiated in good faith with all due consideration to any deadlines), except as required by law.

(d)           In any infringement action relating to any Collaboration Patent or Joint Patent, Metabasis shall not (and it will direct its attorneys, witnesses and experts not to) distinguish or disparage any claimed subject matter of an Idenix Core Patent without Idenix’ prior written consent (such consent not to be unreasonably withheld and such consent to be negotiated in good faith with all due consideration to any deadlines), except as required by law.

(e)           For any action to terminate any infringement of Collaboration or Joint Patents or any misappropriation or misuse of Collaboration or Joint Know-How, if either Party is unable to initiate or prosecute such action solely in its own name, the other Party shall join such action voluntarily and shall execute all documents necessary to initiate litigation to prosecute and maintain such action.  In connection with any such action, Idenix and Metabasis shall cooperate fully and will provide each other with any information or assistance that either reasonably requests.  Each Party shall keep the other informed of developments in any such action or proceeding, including, to the extent permissible by law, the consultation and approval of any offer related thereto.

(f)            Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery obtained by either or both Idenix and Metabasis in connection with or as a result of any action contemplated by Sections 9.3(b) through 9.3(e), whether by settlement or otherwise, shall be shared in order as follows:

(i)            The Party which initiated and prosecuted the action shall recoup all of its costs and expenses incurred in connection with the action;

(ii)           The other Party shall then, to the extent possible, recover its costs and expenses incurred in connection with the action;

(iii)         Any remaining amounts after such reimbursement of the Parties costs and expenses shall be retained by the Party that initiated and prosecuted the action; [***].

(g)           Each Party shall inform the other Party of any certification regarding any Collaboration Patents or Joint Patents it has received pursuant to either 21 U.S.C. §§ 355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions, or Canada’s Patented

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Medicines (Notice of Compliance) Regulations Article 5, or any similar provisions in a country other than the United States and Canada, and shall provide the other Party with a copy of such certification within [***] of receipt by such Party.  Metabasis’ and Idenix’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in Sections 9.3(b) through 9.3(f).

(h)           For any action under Section 9.3(b) through (e), the Party that is controlling such action shall continue to consult with the other Party on all major strategy decisions.

(i)            For any action under Section 9.3(b) through (e), the Party that is controlling such action shall give the other Party timely written notice of the proposed settlement of any such action, shall take full consideration of its views and shall not enter into any such settlement without the prior written consent of such other Party, not to be unreasonably withheld.

9.4          Limitation of Obligation.  For the sake of clarity, neither Party shall have any limitation with regard to preparation, filing, prosecution, maintenance, interference, opposition, reexamination or infringement action of any Patent controlled by such Party, except as expressly provided in this Article 9.

9.5          Patent Term Restoration.  The Parties shall cooperate in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country where applicable to Collaboration Patents.  If elections with respect to obtaining such patent term restoration for a Collaboration Patent are to be made, Idenix shall have the right to make the election to seek patent term restoration or supplemental protection and Metabasis shall abide by such election.  For the purposes of clarity, the decision of whether to seek patent term restoration or supplemental protection for any Metabasis Patent, regardless of whether the claims cover a Collaboration Compound, shall be made solely by Metabasis at Metabasis’ sole discretion.  For the purposes of clarity, the decision of whether to seek patent term restoration or supplemental protection for any Idenix Patent, regardless of whether the claims cover a Collaboration Compound, shall be made solely by Idenix at Idenix’ sole discretion.

9.6          Infringement of Third Party Rights.  Each Party shall promptly notify the other in writing of any allegation by a Third Party that the activity of either of the Parties pursuant to this Agreement infringes or may infringe the intellectual property rights of such Third Party.  Idenix shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Idenix’s activities at its own expense and by counsel of its own choice, and Metabasis shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Metabasis shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Metabasis’ activities at its own expense and by counsel of its own choice, and Idenix shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

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10.                               TERM; TERMINATION

10.1        Term.  The term of the Research Program shall commence on the Effective Date and continue until expiration of the Research Term, unless this Agreement is earlier terminated pursuant to Section 10.2 or 10.3.  The term of this Agreement (the “Term”) shall commence on the Effective Date and continue until the expiration of the last Royalty Term for any Product with respect to which Idenix has a license under this Agreement, unless earlier terminated pursuant to Section 10.2 or 10.3; provided, however, that [***], then this Agreement shall expire at such time.  Upon expiration (but not early termination) of the Royalty Term, on a Product-by-Product and country-by-country basis, the licenses granted by Metabasis to Idenix under Section 4.2(a) with respect to such Product and country shall remain in effect on a perpetual, non-exclusive, sublicenseable and royalty-free basis; provided, however, that if Idenix does not make any payment owed pursuant to Section 5 with respect to such Product and country within the time relevant timeframe for such payment, then such license shall lapse until such payment is made.

10.2        Termination for Cause.  Each Party shall have the right to terminate the Research Program and/or this Agreement upon [***] prior written notice to the other upon the occurrence of any of the following:

(a)           Upon or after the bankruptcy, insolvency, dissolution or winding up of the other Party (other than a dissolution or winding up for the purpose of reconstruction or amalgamation); or

(b)           Upon or after the breach of any material provision of this Agreement by the other Party if the breaching Party has not cured such breach within the [***] following written notice of termination by the non-breaching Party.

10.3        Termination by Idenix.  Idenix shall have the right to terminate this Agreement for any reason or for no reason at any time after the expiration of the Research Term, or after termination of the Research Term pursuant to Section 3.6(b), upon [***] prior written notice to Metabasis.

10.4        Effect of Termination or Expiration; Surviving Obligations.

(a)           Upon termination of this Agreement by Idenix pursuant to Section 10.2:

(i)            the license granted under Sections 4.2(b)(i), if then in effect, shall automatically terminate and revert to Idenix; and

(ii)           the licenses granted by Metabasis to Idenix under Section 4.2(a) shall remain in effect in accordance with their respective terms, subject to compliance by Idenix with all applicable provisions of this Agreement, including, without limitation, Sections 4.1, 4.3, 4.4, 4.5, 4.6, 5.4, 5.5 and 6.

(b)           Upon termination of this Agreement (i) by Idenix pursuant to Section 10.3, (ii) termination of this Agreement by Metabasis pursuant to Section 10.2 or (iii) pursuant to Section 4.4(c) with respect to one or more but not all Major Markets, the licenses

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granted under Sections 4.2(a) and (b)(i), if then in effect, shall automatically terminate and revert to the granting Party; which termination shall be worldwide, with respect to terminations described in clause (i) or (ii), and in the relevant Major Market(s), with respect to a termination described in clause (iii).

(c)           Effective upon termination of this Agreement (i) by Idenix pursuant to Section 10.3 for any reason [***], (ii) by Metabasis pursuant to Section 10.2 or (iii) pursuant to Section 4.4(c) with respect to one or more but not all Major Markets, [***], Idenix shall, and it hereby does, grant to Metabasis an [***], to develop, make, have made, use, sell, offer for sale, have sold and import [***], and Idenix shall assign to Metabasis all of its right, title and interest in and to all clinical, technical and other relevant reports, records, data, information and materials, regulatory filings and Regulatory Approvals with respect to the Development Candidates and Products in the Field with respect to the relevant countries and Idenix shall deliver to Metabasis [***] of each physical embodiment of the aforementioned items within [***] after such termination and sell to Metabasis any then existing inventory of Development Candidates and Products at Idenix’ cost.

(d)           Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination.  Except as set forth below or elsewhere in this Agreement, the obligations and rights of the Parties under the following provisions of this Agreement shall survive expiration or termination of this Agreement:

Section 3.8 — Materials Transfer (last sentence only)

Section 4.2(b)(ii).

Section 4.6 — Negative Covenants; No Implied Licenses

Section 6.4 — Audits

Section 6.5 — Late Payments

Section 7.1 — Confidential Information

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Section 7.2 — Exceptions

Section 7.3 — Authorized Disclosure

Section 7.4 — Publications

Section 8.4 — Disclaimer

Section 8.5 — Limitation of Liability

Section 9.1 — Ownership

Section 9.2 — Patent Prosecution (for so long as (a) Idenix retains a license from Metabasis or (b) if applicable, Metabasis retains a license from Idenix, as contemplated by Section 10.4, with the rights and obligations of the Parties with respect to the prosecution of the Collaboration Patents and Joint Patents switched)

Section 9.3 — Enforcement and Defense (for so long as (a) Idenix retains a license from Metabasis or (b) if applicable, Metabasis retains a license from Idenix, as contemplated by Section 10.4, with the rights and obligations of the Parties with respect to the enforcement and defense of the Collaboration Patents and Joint Patents switched)

Section 9.4 —Limitation of Obligation

Section 9.5 — Patent Term Restoration (for so long as Idenix retains a license from Metabasis or, if applicable, Metabasis retains a license from Idenix, as contemplated by Section 10.4)

Section 9.6 — Infringement of Third Party Rights (for so long as (a) Idenix retains a license from Metabasis or (b) if applicable, Metabasis retains a license from Idenix, as contemplated by Section 10.4, with the rights and obligations of the Parties switched)

Section 10.4 — Effect of Termination or Expiration; Surviving Obligations

Section 10.5 — Exercise of Right to Terminate

Section 10.6 — Damages; Relief

Section 10.7 — Rights in Bankruptcy (for so long as (a) Idenix retains a license from Metabasis or (b) if applicable, Metabasis retains a license from Idenix, as contemplated by Section 10.4)

Article 11 — Indemnification

Article 12 — Miscellaneous

(e)           Within [***] following the expiration or termination of this Agreement, except to the extent and for so long as a Party retains license rights under Sections 10.4(a) or (c), each Party shall deliver to the other Party any and all Confidential Information of the other Party in its possession.

10.5        Exercise of Right to Terminate.  The exercise by either Party of a termination right provided for under this Agreement shall not give rise to the payment of damages or any other form of compensation or relief to the other Party with respect thereto, unless the termination itself is a breach of contract.

10.6        Damages; Relief.  Subject to Section 10.5 above, termination of this Agreement shall not preclude either Party from claiming any other damages, compensation or relief that it may be entitled to upon such termination.

10.7        Rights in Bankruptcy.  The Parties agree that in the event a Party becomes a debtor under Title 11 of the U.S. Code (“Title 11”), this Agreement shall be deemed to be, for purposes of Section 365(n) of Title 11, a license to rights to “intellectual property” as defined

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therein.  Each Party as a licensee hereunder shall have the rights and elections as specified in Title 11.  Any agreements supplemental hereto shall be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of Title 11.

11.                               INDEMNIFICATION

11.1        Indemnification by Idenix.  Idenix hereby agrees to save, defend and hold Metabasis and its Affiliates and their respective directors, officers, employees and agents (each, a “Metabasis Indemnitee”) harmless from and against any and all claims, suits, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorneys’ fees (collectively, “Losses”), to which any Metabasis Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any person or entity other than a Party or its Affiliates to the extent such Losses arise directly or indirectly out of: (i) the practice by Idenix or any Sublicensee of any license granted to it hereunder, (ii) the manufacture, use, handling, storage, sale or other disposition of any Development Candidate or Product by Idenix or any Sublicensee, or (iii) the breach by Idenix of any warranty, representation, covenant or agreement made by Idenix in this Agreement; except, in each case, to the extent such Losses result from the negligence or willful misconduct of any Metabasis Indemnitee or the breach by Metabasis of any warranty, representation, covenant or agreement made by Metabasis in this Agreement.

11.2        Indemnification by Metabasis.  Metabasis hereby agrees to save, defend and hold Idenix and its Affiliates and their respective directors, officers, employees and agents (each, an “Idenix Indemnitee”) harmless from and against any and all Losses to which any Idenix Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any person or entity other than a Party or its Affiliates to the extent such Losses arise directly or indirectly out of: (i) the practice by Metabasis, its Affiliates or sublicensees (excluding Idenix and Sublicensees) of any license granted to it hereunder, (ii) the manufacture, use, handling, storage, sale or other disposition of any product by Metabasis, its Affiliates or sublicensees (excluding Idenix and Sublicensees) pursuant to rights granted under this Agreement, or (iii) the breach by Metabasis of any warranty, representation, covenant or agreement made by Metabasis in this Agreement; except, in each case, to the extent such Losses result from the negligence or willful misconduct of any Idenix Indemnitee or the breach by Idenix of any warranty, representation, covenant or agreement made by Idenix in this Agreement.

11.3        Control of Defense.  Any entity entitled to indemnification under this Article 11 shall give notice to the indemnifying Party of any Losses that may be subject to indemnification, promptly after learning of such Losses, and the indemnifying Party shall assume the defense of such Losses with counsel reasonably satisfactory to the indemnified Party.  The failure of the indemnified Party to promptly give notice to the indemnifying Party shall, to the extent the indemnifying Party is actually and materially prejudiced by such delay, relieve the indemnifying Party of its obligations to the extent of the harm suffered by such delay.  If such defense is assumed by the indemnifying Party with counsel so selected, the indemnifying Party will not be subject to any liability for any settlement of such Losses made by the indemnified Party without the indemnifying Party’s prior consent (but such consent will not be unreasonably withheld or delayed), and will not be obligated to pay the fees and expenses of any separate counsel retained by the indemnified Party with respect to such Losses.  The indemnified Party shall provide the indemnifying Party with all information in its possession and all assistance reasonably necessary to enable the indemnifying Party to carry on the defense of any such Losses.  Without the prior written consent of the other Party, neither the indemnified Party nor the indemnifying Party shall agree to any settlement that does not include a complete release of such other Party from all liability with respect thereto or that imposes any liability, obligation or restriction on such other Party.

11.4        Insurance.  At their own expense, each Party shall maintain product liability insurance (or self-insure) in an amount consistent with industry standards during the Term.

12.                               MISCELLANEOUS

12.1        Force Majeure.  Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement (other than failure to make payment when due) when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party including, but not limited to, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party.  The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.  Such excuse from liability shall be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the Party has not caused such event(s) to occur.

12.2        Assignment.  Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld); provided, however, that either Party may assign this Agreement and its rights and obligations hereunder without the other Party’s consent: (a) in connection with the transfer or sale of all or substantially all of the business of such Party to which this Agreement relates to a Third Party, whether by merger, sale of stock, sale of assets or otherwise, provided that in the event of a transaction (whether this Agreement is actually assigned or is assumed by the acquiring Party by operation of law (e.g., in the context of a reverse triangular merger)), intellectual property rights of the acquiring Party to such transaction (if other than one of the Parties to this Agreement) shall not be included in the technology licensed hereunder; or (b) to an Affiliate, provided that (x) the assigning Party shall remain liable and responsible to the non-assigning Party  for the performance and observance of all such duties and obligations by such Affiliate and (y) the assignee shall assume the rights and obligations of the assigning Party under this Agreement in a signed, written document.  The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties.  Any assignment not in accordance with this Agreement shall be void.

12.3        Severability  If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the

Parties.  The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

12.4        Notices.  All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

if to Metabasis, to:	Metabasis Therapeutics, Inc. 11119 North Torrey Pines Road La Jolla, CA 92037 Attention: Chief Executive Officer Facsimile No.: (858) 587-2770

if to Idenix, to:	Idenix Pharmaceuticals, Inc. 60 Hampshire Street Cambridge, MA 02139 Attention: Chief Executive Officer Facsimile No.: (617) 995-9801

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith.  Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day; (b) on the business day after dispatch if sent by nationally-recognized overnight courier; and/or (c) on the fifth business day following the date of mailing if sent by mail.

12.5        Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, and the patent laws of the United States without reference to any rules of conflict of laws.  The United Nations Convention on the Sale of Goods shall not apply.

12.6        Dispute Resolution.

(a)           The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof.  If the Parties cannot resolve the dispute, controversy or claim (other than any such matter to be resolved by the Committee, which shall not be subject to this Section 12.6 but shall be resolved solely pursuant to the procedures set forth in Section 2.4) within [***] after a written request by either Party to the other Party, the Parties agree to hold a meeting, attended by the Chief Executive Officer of Metabasis and the Chief Executive Officer of Idenix (or their equivalents), as appropriate in light of the subject matter of the dispute, to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies.  If, within [***] after such written request, the Parties have not succeeded in negotiating a resolution of the dispute, and a Party wishes to pursue the matter, each such dispute, controversy

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or claim that is not an Excluded Claim shall be resolved by binding arbitration in accordance with the [***] as then in effect, and judgment on the arbitration award may be entered in any court having jurisdiction thereof.  The decision rendered in any such arbitration will be final and not appealable.  If either Party intends to commence binding arbitration of such dispute, controversy or claim, such Party will provide written notice to the other Party informing the other Party of such intention and the issues to be resolved.  Within [***] after the receipt of such notice, the other Party may by written notice to the Party initiating binding arbitration, add additional issues to be resolved.

(b)           The arbitration shall be conducted by a panel of three (3) persons experienced in the pharmaceutical business, none of whom shall be a current or former employee or director, or a then-current stockholder, of either Party, their respective Affiliates or any sublicensee of a Party.  Within [***] after receipt of the original notice of binding arbitration (the “Notice Date”), each Party shall select one (1) person to act as arbitrator and the two (2) Party-selected arbitrators shall select a third arbitrator within [***] of their appointment.  If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the [***].  The place of arbitration shall be [***] and all proceedings and communications shall be in English.

(c)           Within [***] after the designation of the arbitrators pursuant to Section 12.6(b) (the “Proposed Resolution Deadline”), each Party shall submit to the arbitrators and to the other Party a statement of all disputed issues and a proposed ruling on the merits of each such issue together with a brief or other written memorandum supporting the merits of its resolution.

(d)           The arbitrators and the Parties shall then meet within [***] after the Proposed Resolution Deadline, at which time each Party shall have [***] to argue in support of its proposed resolution.  The Parties shall not call any witnesses in support of their arguments.  The Parties shall have the right to be represented by counsel.

(e)           The arbitrators shall use their best efforts to rule on the dispute within [***] thereafter.  The arbitrators shall resolve the dispute by a vote of the majority of the arbitrators selecting one of the two (2) proposed resolutions in its entirety, without substitution, deletion, addition or amendment.  Such selected resolution shall be binding and conclusive upon the Parties.  All rulings of the arbitrators shall be in writing and shall be delivered to the Parties.

(f)            The arbitrators will, in rendering their decision, apply the substantive law of the State of New York, without giving effect to its principles of conflicts of law, and without giving effect to any rules or laws relating to arbitration.

(g)           The arbitrators, in rendering their decision, shall not modify or amend the terms and conditions of this Agreement or determine any issue in a manner that would conflict with the express terms and conditions of this Agreement.

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(h)           Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved.  Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award.  The arbitrators shall have no authority to award punitive or any other non-compensatory damages, except as may be provided in Section 8.5.  The Party whose proposed resolution was not selected by the majority vote of the arbitrators shall pay the full costs of the arbitration and the reasonable costs and expenses of the prevailing Party, including, without limitation, reasonable attorneys’ fees and travel and lodging costs.

(i)            Except to the extent necessary to confirm or enforce an award or as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties.  In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

(j)            As used in this Section, the term “Excluded Claim” shall mean a dispute, controversy or claim that concerns (i) the validity, enforceability or infringement of a patent, trademark or copyright; or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

(k)           In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

12.7        Entire Agreement; Amendments.  This Agreement, together with the letter agreement between the Parties dated as of the Effective Date regarding the Research Plan, contains the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersedes and cancels all previous express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, in respect to the subject matter hereof and thereof, including, without limitation, the Confidentiality Agreement.  This Agreement and the Research Plan may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties.

12.8        Headings.  The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

12.9        Independent Contractors.  It is expressly agreed that Metabasis and Idenix shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency.  Neither Metabasis nor Idenix shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.

12.10      Waiver.  The waiver by either Party of any right hereunder, or the failure of the other Party to perform, or a breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise.

12.11      Cumulative Remedies.  No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

12.12      Waiver of Rule of Construction.  Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement.  Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

12.13      Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties  have duly executed this EXCLUSIVE LICENSE AND RESEARCH COLLABORATION AGREEMENT as of the Effective Date.

IDENIX PHARMACEUTICALS, INC.		METABASIS THERAPEUTICS, INC.

By:	/s/ Jean-Pierre Somadossi	By:	/s / Paul Laikind
Name:	Dr. Jean-Pierre Somadossi	Name:	Paul Laikind
Title:	Vice President	Title:	President and CEO

EXHIBIT A

IDENIX CORE PATENTS

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EXHIBIT B

METABASIS CORE PATENTS

Exhibit B

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EXHIBIT C

IDENIX PATENTS

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EXHIBIT D

METABASIS PATENTS

Exhibit D

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